Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT ACQUIRED MARKDORF, GERMANY-BASED SCHAUDT WITH NEWLY-FORMED GERMAN SUBSIDIARY

Elkhart, Indiana – April 30, 2021 - LCI Industries (NYSE: LCII), through its wholly-owned subsidiary, Lippert Components, Inc. (“Lippert”) which supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") in the recreation and transportation product markets, and the related aftermarkets of those industries, today announced that its new wholly-owned German subsidiary, LCI Industries GmbH, acquired 100% of the shares of Schaudt GmbH Elektrotechnik & Apparatebau (“Schaudt”), a leading supplier of electronic controls and energy management systems for the European Caravan Industry. Located in Markdorf, Germany, Schaudt has been one of the leading suppliers to the recreational vehicle market in Germany and throughout Europe for over 40 years.

The formation of LCI Industries GmbH and the subsequent acquisition of Schaudt is part of Lippert’s larger European strategy to be closer to its key German customers and to have local contacts within the country. Schaudt’s facilities in Markdorf are expected to become the hub for Lippert’s German operations and are planned to eventually offer services for all Lippert brands and products for the German market. Schaudt will also partner with Lippert Technologies, Lippert’s North American electronics and technology manufacturer based out of Detroit, Michigan, to offer globally-aligned technology solutions that will help to set new global standards for these products.

Schaudt has proven over many years to be a leading partner to key European caravan manufacturers, delivering innovative power supply and booster systems, and controlling solutions and indicator panels that are setting new standards within the industry. Schaudt’s engineers work closely with their customers to develop customized solutions to work toward solving their challenges. Their philosophy is to always think ahead, making their solutions easier, safer and more compatible, focusing on the most user-friendly design possible. Most importantly, Schaudt is focusing on providing a full range of power supply and control products, linking all of these systems and making them completely expandable.

“We are excited to welcome Schaudt to the Lippert family, reaching a long-term goal of having operations within Germany,” said Jason Lippert, President and CEO of Lippert. He continued, “I am very impressed with Schaudt’s team; they have excellent leadership and their culture fits perfectly within the Lippert family. Lippert’s goal has always been to be the leading global supplier to the RV Industry, and Schaudt helps develop that global footprint with key product and service offerings in the largest RV market in Europe.”

“Schaudt’s excellent reputation for customer service and their great customer relationships were key to this partnership,” said Jim Menefee, Group President of Lippert Europe. “At Lippert, we understand the importance of offering our European customers localized services in their native language, all while maintaining quick reaction times and being as flexible as possible. This acquisition will no doubt strengthen our ability to deliver all of these aspects of business. To that point, we are excited that Barbara Härle and Armin Steinmetz are staying on as directors, and we have the utmost trust in them leading this newly-acquired German subsidiary,” he continued.

“We are happy to start on this new journey with the Lippert family, a true global player in our industry with the same goals as we have; to serve our customers with reliability and to have 100% focus on the customer,” said Barbara Härle, Managing Director of Schaudt. She continued, “We also appreciate their sense of responsibility for their team members, their communities and the future generations to come.”

Armin Steinmetz, Managing Director for Schaudt, also commented: “The rate at which recreational vehicles are adapting electronics is rapidly increasing and becoming more complex by the day. Having a global strategy with this new partnership will be a big benefit for customers and end users alike.”

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers. Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; and other accessories. Additional information about Lippert and its products can be found at www.lci1.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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